Exhibit 10.2

OPTION TO PURCHASE STATE MINING CLAIMS

This Option to Purchase State Mining Claims (“Agreement”) is dated and effective this 29th day of September, 2020 (“Effective Date”), by and between Contango Minerals Alaska, LLC, an Alaska limited liability company (“NewCo”), and Peak Gold, LLC, a Delaware limited liability company (“Optionee”).

RECITALS

A.            On or about the date hereof, Optionee has transferred and assigned to NewCo those unpatented State of Alaska mining claims described in Exhibit A hereto.

B.            NewCo desires to grant to Optionee, and Optionee desires to acquire from NewCo the option to acquire the State Claims (defined below) in accordance with the terms of this Agreement.

THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, NewCo and Optionee agree as follows:

AGREEMENT

1.            Definitions.  In addition to terms defined elsewhere in this Agreement, the following terms used in this Agreement shall have the meanings set forth in this Section:

“Acquired State Claims” means the State Claims that are set forth in the Option Notice.

“Affected Obligation” has the meaning set forth in Section 15(e).

“Affiliate” means, as to any person, any other person that directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, such person.  For purposes of this definition, “control” (including the terms “controlled by” and “under common control with”), when used with respect to a specific person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such person, whether through a substantial or majority ownership of voting securities, by contract or otherwise.

“Agreement” has the meaning set forth in the preamble.

“Business Days” means any calendar day other than a Saturday, Sunday or any statutory or civic holiday observed by banks in the State of Alaska.

“CFIUS” means the U.S. government’s Committee for Foreign Investment in the United States.

“CFIUS Clearance” means (a) official written notice from CFIUS to NewCo or Optionee that:  (i) CFIUS has completed a review or investigation of the transaction contemplated by this Agreement under Section 721 of the Defense Production Act, 50 U.S.C. § 4565, and its implementing regulations (“Section 721”) and there are no unresolved national security concerns with respect to the transaction contemplated by this Agreement; (ii) the transaction contemplated by this Agreement is not a “covered transaction” within the meaning of Section 721; or (iii) CFIUS has sent a report to the President of the United States requesting the President’s decision on the CFIUS Notice submitted in connection with the transaction contemplated by this Agreement and either (x) the period under Section 721 during which the President may announce his decision to take action to suspend, prohibit or place any limitation on such transaction has expired without any such action being announced or taken, or (y) the President has announced a decision not to take any action to suspend, prohibit or place any limitation on such transaction; or (b) any other action by the U.S. Government that establishes that the U.S. Government will not take adverse action under Section 721 with respect to the transaction contemplated by this Agreement.

“CFIUS Notice” means official notice of the transaction contemplated by this Agreement under Section 721.

“Closing” has the meaning set forth in Section 5(a).

“Effective Date” has the meaning set forth in the preamble.

“Environmental Law” means any Law relating to reclamation or restoration of property; abatement of pollution; protection of the environment; protection of wildlife, including endangered species; ensuring public health and safety from environmental hazards; protection of cultural or historic resources; management, treatment, storage, disposal or control of, or exposure to, Hazardous Materials; releases or threatened releases of pollutants, contaminants, chemicals or industrial, toxic or Hazardous Materials, to air, surface water and groundwater; and all other Laws relating to manufacturing, processing, distribution, use, treatment, storage, disposal, handling or transport of pollutants, contaminants, chemicals or industrial, toxic or Hazardous Materials.

“Factual Geologic Data” means all drill hole and surface sample analyses (including multielement chemistry and precious metals assays), isotopic analyses, geophysical survey results, descriptive drill hole logs, drill hole locations, depths, orientations, and azimuths, airborne point arrays and topographic maps, geologic maps and cross sections including field notes and other data of a factual nature relating to the State Claims.

“Force Majeure” means any matter (whether foreseeable or unforeseeable) beyond a Party’s reasonable control, including but not limited to:  acts of God, unusually inclement weather, acts of war, insurrection, riots or terrorism, pandemics, strikes, lock-outs or other labor disputes; inability to obtain necessary materials or obtain permits, approvals or consents within a reasonable time; or damage to, destruction of, or unavoidable shut-down of necessary facilities.

“Governmental Authority” means local, state, federal, or foreign governmental agencies or courts, sovereign Native entities or organizations, or any officer or official acting under color of governmental authority (any such agency, court, entity, organization, officer, or official).

“Governmental Fees” means all rentals, holding fees, location fees, maintenance payments or other payments required by any Law to be paid to a federal, state, territorial or other Governmental Authority, in order to locate or maintain the State Claims in good standing.

“Hazardous Materials” means any chemical, material or substance defined or regulated as toxic, hazardous, infectious, explosive, radioactive, carcinogenic or mutagenic, or as a pollutant or contaminant, or as a waste, under any applicable Environmental Law and includes petroleum and petroleum products, asbestos containing materials and polychlorinated biphenyls, but excludes commercial cleaning products.

“Law” or “Laws” means all federal, state, tribal, municipal, local and foreign laws (statutory or common), rules, ordinances, regulations, grants, concessions, franchises, licenses, orders, directives, judgments, decrees, and other governmental restrictions, including permits and other similar requirements, whether legislative, municipal, administrative or judicial in nature, including Environmental Laws, which are applicable to the State Claims, regardless of whether or not in existence or enacted or adopted hereafter; provided, however, nothing in this definition is intended to make laws applicable to the Parties during periods when the laws are not applicable by their terms or the timing of their enactment.

“Liens” means any pledge, claim, lien, charge, option, hypothec, mortgage, security interest, restriction, adverse right, prior assignment, lease, sublease, royalty, levy, right to possession or any other encumbrance, easement, license, right of first refusal, covenant, voting trust or agreement, transfer restriction under any shareholder or similar agreement, right or restriction of any kind or nature whatsoever, whether contingent or absolute, direct or indirect, or any agreement, option, right or privilege (whether by Law, contract or otherwise) capable of becoming any of the foregoing.

“Losses” means any and all loss, damage, injury, cost, expense (including reasonable attorneys’ fees), claim, fine, order, penalty, demand or liability, including but not limited to environmental and reclamation liabilities.

“NewCo” has the meaning set forth in the preamble.

“Notice” has the meaning set forth in Section 1515(a).

“Option” has the meaning set forth in Section 2(a).

“Option Exercise Date” has the meaning set forth in Section 4.

“Option Notice” has the meaning set forth in Section 2(b).

“Option Period” has the meaning set forth in Section 4.

“Optionee” has the meaning set forth in the preamble.

“Party” means NewCo or Optionee, individually, as the context so requires, and the term “Parties” shall mean, collectively, NewCo and Optionee, and their successors or assigns collectively.

“Release” means any actual or threatened release, spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, dumping, abandonment, disposing into or through the environment (including, without limitation, ambient air (indoor or outdoor), surface water, groundwater, land surface or subsurface strata).

“State Claims” means (i) the unpatented mining claims set forth in Exhibit A hereto and all extralateral rights, water and water rights, easements and rights-of-way or other appurtenances and tenures attached to or associated with such claims, and (ii) any extension, renewal, replacement, conversion, amendment, relocation or substitution of any such mining claim.

“Taking” has the meaning set forth in Section 13.

2.            Option.

(a)            NewCo hereby grants to Optionee, and its permitted successors and assigns, the exclusive option (“Option”) to acquire the State Claims, in one exercise, during the Option Period (as defined below); provided, however, that Optionee may only make one exercise of the Option and may only deliver one Option Notice (as defined below) subject to Section 2(b).

(b)            Optionee may exercise the Option during the Option Period by delivering to NewCo a written notice (“Option Notice”) pursuant to Section 15(a) below indicating that Optionee elects to acquire some or all of the State Claims.  Based on any disclosures provided by NewCo pursuant to Section 6(c) below, Optionee may modify the list of State Claims described in the Option Notice by providing Notice to NewCo at least two (2) Business Days prior to Closing setting forth a list of State Claims that Optionee is electing to acquire.

3.            Purchase Price.  At the Closing, Optionee shall pay to NewCo the Purchase Price (as defined below) for the Acquired State Claims, payable by wire transfer pursuant to wiring instructions provided by NewCo.  The “Purchase Price” shall be $50,000, regardless of whether the Option exercise is partial or full, plus all reasonable costs and expenses paid or incurred by NewCo (including but not limited to fees, costs and expenses of legal counsel(s) and other advisors in connection therewith) to maintain any of the State Claims pursuant to the provisions of this Agreement.

4.            Option Period.  The Option shall be exercisable for a period commencing on the date that is six (6) months after the Effective Date hereof and ending on the earlier of (a) the date that is eighteen (18) months after the Effective Date or (b) the date of termination of this Agreement pursuant to its terms (the “Option Period”).  In order to exercise the Option, Optionee must provide the Option Notice to NewCo during the Option Period (the date of delivery, the “Option Exercise Date”).  Upon expiration of the Option Period, this Agreement shall automatically terminate with no further action on the part of any person, and be of no further force and effect, unless Optionee has delivered an Option Notice in accordance with the provisions of this Agreement during the Option Period, and the associated Closing has not occurred prior to the expiration of the Option Period, in which case this Agreement shall remain in full force and effect until the completion of the associated Closing.  The Optionee may terminate this Agreement at any time during the Option Period by providing written notice of such termination to NewCo.  Time is of the essence with respect to Optionee’s delivery of the Option Notice.

5.            Closing.

(a)            The Parties shall complete a closing at the offices of Optionee with respect to the State Claims (the “Closing”) on the date specified by Optionee in its Option Notice to NewCo, which date shall be either (i) between ten (10) days and thirty (30) days after the Option Exercise Date if Optionee determines that no CFIUS filing is necessary, or (ii) within five (5) Business Days following CFIUS Clearance, unless otherwise mutually agreed by the Parties, subject to any election by Optionee to not close based on any disclosures provided pursuant to Section 6(c); provided that in no event shall the Closing occur under item (ii) more than three (3) years after the Effective Date at which time all rights of Optionee to acquire the State Claims hereunder shall terminate.

(b)            At least five (5) days before the Closing, NewCo will provide Optionee with a calculation of the Purchase Price, including reasonable details and support for all costs and expenses paid or incurred by NewCo to maintain the State Claims pursuant to the provisions of this Agreement which have not been paid by Optionee to NewCo prior to such date pursuant to Section 8, and the Parties shall negotiate in good faith in order to agree upon the reasonable costs and expenses to be included in the final calculation of the Purchase Price prior to the Closing.

(c)            At the Closing:  (i) NewCo will deliver to Optionee an executed and acknowledged mining deed in the form of Exhibit B conveying to Optionee all of NewCo’s rights, title and interests in and to the Acquired State Claims; (ii) NewCo will deliver to Optionee all Factual Geologic Data that NewCo owns or controls, which it obtained from the Acquired State Claims; (iii) Optionee will deliver to NewCo the Purchase Price by wire transfer to an account designated in writing by NewCo in immediately available funds; and (iv) Optionee will deliver to NewCo all documents as reasonably requested by Newco that are necessary to confirm the assumption, for all purposes, of all royalty payment obligations of NewCo relating to the Acquired State Claims pursuant to that certain Omnibus Second Amendment and Restatement of Royalty Deeds between NewCo and Royal Gold, Inc., dated as of even date herewith.  NewCo makes no representation or warranty as to the accuracy or completeness of any Factual Geologic Data provided pursuant to this Agreement or the fitness of any such Factual Geologic Data for any purpose, and Optionee acknowledges and agrees that NewCo shall have no liability for any damages relating to any inaccuracies or incompleteness of such information, except for damages resulting from fraud or intentional misrepresentations by NewCo.

(d)            The obligation of each Party to consummate the Closing is subject to delivery by the other Party of all items set forth for such Party’s delivery in Section 5(c) and the payment or reimbursement of all fees and expenses incurred by NewCo in accordance with Section 5(e). If NewCo fails to timely deliver any of the documents required to be delivered by it at the Closing and if Optionee has performed all of its obligations under this Agreement with respect to the Closing, the Optionee shall be entitled to the remedy of specific performance, as well as all other legal and equitable remedies available to it.

(e)            All recording fees, transfer fees and other closing costs, including all legal and other fees and expenses reasonably incurred by NewCo and its affiliates in connection with the Closing and any CFIUS Approval under Section 12, shall be borne by and paid by Optionee or promptly reimbursed to NewCo.

6.	Representations and Warranties.

(a)            Each Party represents and warrants to the other Party as of the Effective Date and the Closing as follows:  (i) it is an entity duly organized, qualified to transact business, and in good standing under the Laws of its jurisdiction of organization, and is duly qualified to transact business and in good standing in each jurisdiction where the nature of its assets and operations make such qualification necessary; (ii) it has the full right, power and capacity to enter into and perform this Agreement and all transactions contemplated herein, and all corporate, board of directors and other actions required to authorize it to enter into and perform this Agreement have been properly taken; (iii) it will not breach any other agreement or arrangement by entering into or performing this Agreement, and this Agreement has been duly executed and delivered by it and is valid and binding upon it in accordance with its terms; and (iv) it has relied solely on its own appraisals and estimates as to the value of the State Claims.  Additionally, this representation is limited by applicable bankruptcy, insolvency, moratorium, and other similar laws affecting generally the rights and remedies of creditors and secured parties.

(b)            NewCo represents and warrants to Optionee as of the Effective Date of this Agreement and the Closing that, subject to the paramount title of the State of Alaska, NewCo (i) is the holder of an undivided legal and beneficial interest in the State Claims in the form and to the extent it received them pursuant to the Separation and Distribution Agreement dated as of even date herewith, by and among NewCo, Optionee, Contango ORE, Inc., a Delaware corporation, CORE Alaska, LLC, a Delaware limited liability company, Royal Gold, Inc., a Delaware corporation, and Royal Alaska, LLC, a Delaware limited liability company; (ii) has not granted or created any Liens against the State Claims; and (iii) has not granted any person:  (A) the right to use the State Claims or any royalty or other interest whatsoever in production from the State Claims, or (B) any back-in rights, earn-in rights, rights of first refusal or similar provisions or rights which would adversely affect the Optionee’s interest in the State Claims.

(c)            NewCo represents and warrants to Optionee as of the Closing the following with respect to the State Claims to the actual knowledge of NewCo:

i.            except as otherwise disclosed in writing to Optionee at least five (5) Business Days prior to Closing, during NewCo’s ownership of the State Claims, there has been no unpermitted Release by or on behalf of NewCo of Hazardous Materials on, from, or under the State Claims;

ii.            except as otherwise disclosed in writing to Optionee at least five (5) Business Days prior to Closing, none of the State Claims (including soils, groundwater or surface water located within any of the State Claims) has been the source of or subject to any Release of any Hazardous Materials which would reasonably be expected to result in any Losses or violation of any Environmental Laws;

iii.            NewCo has complied in all material respects with its obligations and commitments under this Agreement.

7.	Conduct of Operations during Option Period.

(a)            All activities carried out by or on behalf of NewCo on any of the State Claims during the Option Period shall materially conform to applicable Laws, including Environmental Laws.

(b)            No implied covenants or conditions whatsoever shall be read into this Agreement relating to the prospecting or exploration of the State Claims or any other operations of NewCo hereunder, including but not limited to the time therefor or measure of diligence thereof.  Any operations conducted by NewCo upon or relating to the State Claims shall be conducted at such time and in such manner as NewCo, in its sole discretion deems advisable, subject only to the express provisions of this Agreement.

8.	Maintenance of the State Claims During Term of Agreement.

(a)            Subject to Section 8(c), during the Option Period, NewCo shall use commercially reasonable efforts to:

i.            perform or cause to be performed all actions necessary to maintain the State Claims in good standing under applicable Laws, including completion of assessment work, payment of all Governmental Fees and satisfying filing requirements of any Governmental Authority;

ii.            pay any taxes, assessments or government charges that are imposed upon any improvements, equipment or other personal property placed on the State Claims by NewCo or imposed or based on any of NewCo’s activities on the State Claims, other than those being contested in good faith; and

iii.            keep the State Claims free and clear of any and all mechanics or materialmen’s liens in connection with services performed and supplies provided at NewCo’s request; provided that NewCo may refuse to pay any claims asserted against it or the State Claims that NewCo disputes in good faith; provided that in no event shall NewCo permit or allow title to the State Claims to be encumbered or lost as a result of nonpayment of any mechanics or materialmen’s liens in connection with services performed and supplies provided at NewCo’s request.

(b)            At least five (5) Business Days prior to filing or recording with any Governmental Authority any affidavit of labor or other document required to maintain the State Claims in good standing, NewCo shall deliver to Optionee a draft copy of the documents that NewCo proposes to file or record, and NewCo shall reasonably consider any comments provided by Optionee during the five Business Day period.

(c)            Prior to paying any amounts due for purposes of complying with Section 8(a)(i) or 8(a)(ii), NewCo shall provide Optionee Notice of the payment due date, if any, and the amount of any such payment at least thirty (30) days prior to the date of such payment, or, if NewCo receives a notice of payment due in fewer than thirty (30) days, reasonably promptly upon learning of such payment deadline.  Optionee shall be obligated to pay to NewCo the amount of any such payment in full in immediately available funds within ten (10) days of receipt of a Notice contemplated by this Section 8(c), or, if the due date for such payment is sooner, at least three (3) days prior to the date of payment.  If Optionee fails to timely make any payment pursuant to this Section 8(c), the Option Period shall expire, this Agreement shall terminate in all respects and NewCo shall have no obligation to maintain the State Claims.

(d)            If NewCo determines that any of the State Claims should be amended or relocated or that any other title curative action should be taken with respect to those claims, NewCo shall provide Notice to Optionee describing the proposed action and providing a copy of all documents that NewCo proposes to file or record with any Governmental Authority related to such amendment, relocation or title curative action at least five (5) Business Days prior to any recording or filing.  NewCo shall reasonably consider any comments provided by Optionee during the five (5) Business Day period.  Any amended or relocated State Claim or any other interest acquired by NewCo within the boundaries of the State Claims shall be included in the State Claims that are subject to this Agreement.

9.            Inspections.  From and after the date of this Agreement, upon reasonable prior Notice to NewCo (it being agreed that in the ordinary course, five (5) Business Day written Notice given on a Business Day shall be reasonable), and during normal business hours, Optionee shall be entitled to enter, at its own risk, the State Claims at reasonable times for purposes of conducting reasonable inspections of any of NewCo’s operations, facilities or structures as Optionee deems necessary to assess the condition thereof; provided that Optionee shall not perform any invasive testing without NewCo’s prior written consent; provided further, notwithstanding any provision herein to contrary, that NewCo shall not be required to take any action or pay any amounts for additional maintenance or care of the State Claims that may result from the Optionee’s or its agents’ or representatives’ entry or actions upon the State Claims.  Optionee shall restore, repair and replace any and all damage or destruction of the State Claims caused by Optionee or its agents or representatives.  During any entry upon the State Claims, Optionee shall maintain comprehensive general liability insurance in an amount not less than $1,000,000 for bodily injury to one person for each occurrence, $2,000,000 for bodily injuries to more than one person arising out of each occurrence and $500,000 for property damage arising out of each occurrence.  Prior to any such entry, Optionee shall deliver to NewCo certificates of insurance evidencing such coverage and naming NewCo as an additional insured and providing for not less than thirty (30) days’ Notice of cancellation or material modification to NewCo.  Optionee shall indemnify, defend and hold NewCo and its Affiliates harmless against and from any and all loss, cost, damage, liability and expense (including but not limited to reasonable attorneys’ fees and costs) incurred by or asserted against NewCo to the extent arising out of, in connection with or attributable to entry by Optionee or its agents or representatives upon the State Claims or any of such person’s activities thereon, unless caused by NewCo’s intentional misconduct or gross negligence.  NewCo shall have the right to have a representative present during any site inspections.  Optionee’s obligations under this Section 9 shall survive Closing as well as any termination of this Agreement.

10.            Transfer of Interests.  During the term of this Agreement, a Party may transfer all or any portion of its interests in or under this Agreement or the State Claims only in accordance with the provisions of this Section 10.

(a)            NewCo may transfer its rights, title or interests in or to any of the State Claims only following thirty (30) days prior Notice to Optionee.  If Optionee delivers to NewCo an Option Notice during that thirty (30) day period, NewCo shall convey the State Claims to Optionee in accordance with Section 2.  Any transfer by NewCo of any of its right, title or interest in or to the State Claims to any person other than NewCo shall be made expressly subject to the terms of this Agreement and shall not be effective unless the transferee agrees in writing with Optionee to be bound by the terms of this Agreement to the same extent as NewCo with respect to the conveyed State Claims.

(b)            Optionee may only transfer its rights under this Agreement to an Affiliate of Optionee at any time, but Optionee shall remain liable for performing this Agreement; provided that, at least five (5) Business Days prior to any such transfer, Optionee shall provide written Notice to NewCo identifying the transferee.

(c)            NewCo shall not create or convey any royalty, or other right to any payment based on production of minerals from the State Claims without Optionee’s prior written consent, which may be withheld in Optionee’s sole discretion.

(d)            NewCo shall not pledge, mortgage or otherwise create, establish or convey any Lien on or with respect to the State Claims, without the prior written consent of Optionee, which may be withheld in Optionee’s sole discretion.

11.	Indemnities.

(a)            Indemnification by NewCo.  NewCo shall indemnify and hold harmless, Optionee and its Affiliates and their respective officers, directors, employees, agents and representatives from and against any and all Losses arising out of or resulting from:

(i)            any representations or warranties of NewCo in this Agreement not being true and accurate when made or as of Closing; and

(ii)            any failure by NewCo to perform any of its covenants, agreements, or obligations in this Agreement.

(b)            Indemnifications by Optionee.  Optionee shall indemnify and hold harmless, NewCo and its Affiliates and their respective officers, directors, employees, agents and representatives from and against any and all Losses arising out of or resulting from:

(i)            any representations or warranties of Optionee in this Agreement not being true and accurate when made or as of Closing; and

(ii)            any failure by Optionee to perform any of its covenants, agreements, or obligations in this Agreement.

(c)            The indemnities set forth in this Section shall survive the expiration or termination of this Agreement and any Closing undertaken pursuant to this Agreement.

12.	CFIUS Approval.

(a)            If Optionee determines that CFIUS review is warranted, NewCo and Optionee shall work together to, as promptly as practicable, complete governmental processes pursuant to Section 721 in connection with this Agreement.  In particular, each of NewCo and Optionee shall:  (i) jointly submit a draft CFIUS Notice to CFIUS and complete the consultation process contemplated by 31 C.F.R. § 800.401(f) with respect to the transaction contemplated by this Agreement no later than seven (7) days after the Option Exercise Date; (ii) no later than five (5) Business Days after receipt of CFIUS notification that the draft filing meets the requirements of 31 C.F.R. § 800.402 and is, accordingly, complete, jointly file with CFIUS a CFIUS Notice as contemplated by 31 C.F.R. § 800.401(a); (iii) to the extent reasonably feasible, provide CFIUS with any additional or supplemental information requested by CFIUS or its member agencies during the review process; and (iv) take all commercially reasonable steps advisable, necessary or desirable to obtain CFIUS Clearance and prevent impediments to consummation of the transaction contemplated by this Agreement.

(b)            NewCo and Optionee shall promptly inform the other of any request for information or other communication from any Governmental Authority regarding the transaction contemplated by this Agreement in connection with the review processes contemplated by this Section 11 and shall cooperate with each other with respect to any response to such communication.  In connection with and without limiting the foregoing, to the extent reasonably practicable and unless prohibited by applicable Law or by a cognizant Governmental Authority, NewCo and Optionee shall (i) give each other reasonable advance Notice of all meetings with any Governmental Authority relating to the transaction contemplated by this Agreement, (ii) give each other an opportunity to participate in each of such meetings, (iii) keep such other Party reasonably apprised with respect to any oral communications with any Governmental Authority regarding the transaction contemplated by this Agreement, (iv) provide each other with a reasonable advance opportunity to review and comment upon, and consider in good faith the views of the other with respect to, all written communications with a Governmental Authority regarding the transaction contemplated by this Agreement, and (v) provide each other (or counsel of each Party, as appropriate) with copies of all written communications to or from any Governmental Authority relating to the transaction contemplated by this Agreement.  Any such disclosures, rights to participate or provisions of information by one Party to the other may be made on a counsel-only basis to the extent required under applicable Law or as appropriate to protect confidential business information.

13.            Condemnation.  Notwithstanding anything contained herein to the contrary, in the event of any condemnation, purchase in lieu of condemnation, or other taking (each, a “Taking”) with respect to all or any portion of the State Claims, this Agreement shall automatically terminate as to the State Claims so condemned or taken.  NewCo will promptly deliver Notice to Optionee in the event of any proposed Taking.  Optionee may request that NewCo challenge any proposed Taking; provided that NewCo’s costs and expenses incurred in connection with any such challenge and the resulting negotiations shall be paid by Optionee to NewCo within thirty (30) days after receipt of an invoice therefor, and Optionee shall have the right to participate and direct NewCo’s actions in any such challenge.  In the event (i) any award is granted with respect to a Taking, and (ii) Closing occurs pursuant to the terms hereof, Optionee shall receive such award at Closing.  Further, if Closing occurs, NewCo shall assign its interest in any award to be made with respect to any proposed Taking(s).  In the event Closing does not occur, NewCo shall be entitled to receive any award granted with respect to a Taking or proposed Taking. Notwithstanding the terms of this Section 13, NewCo shall not have any obligation to contest any proposed Taking unless requested by Optionee, and, in the absence of such a request, any election of NewCo to not contest any such proposed Taking shall not be a violation of this Section 13 or any other term of this Agreement.

14.            Survival.  The representations, warranties and indemnities set forth in Sections 6, 9 and 11 of this Agreement shall survive the termination of this Agreement and the Closing, including any claims for Losses in respect of any breach thereof.

15.            General Provisions.

(a)            Notice.  All notices or other communications to either Party (“Notice”) shall be in writing and shall be sufficiently given if (i) delivered in person, (ii) sent by registered or certified mail, return receipt requested, or (iii) sent by overnight mail by a courier that maintains a delivery tracking system.  Subject to the following sentence, all notices shall be effective and shall be deemed delivered (i) if by personal delivery, on the date of delivery, (ii) if by mail, on the date of delivery as shown on the actual receipt, and (iii) if by courier, as documented by the courier’s tracking system.  If the date of such delivery or receipt is not a Business Day, the Notice or other communication delivered or received shall be effective on the next Business Day.  A Party may change its address or other contact information from time to time by Notice to the other Party as indicated above.

All notices to NewCo shall be addressed to:

Contango Minerals Alaska, LLC
c/o Contango ORE, Inc.
3700 Buffalo Speedway, Suite 925
Houston, TX 77098
Email:
Attention: President and CEO

All notices to Optionee shall be addressed to:

Peak Gold, LLC
c/o Kinross Gold U.S.A., Inc.
5075 S. Syracuse Street, Suite 800
Denver, CO  80237
Email:
Attention: General Counsel

(b)            Inurement.  All covenants, conditions, indemnities, limitations, and provisions contained in this Agreement apply to, and are binding upon the Parties to this Agreement, their heirs, representatives, successors, and assigns.

(c)            Waiver.  No waiver of any provision of this Agreement, or waiver of any breach of this Agreement, shall be effective unless the waiver is in writing and is signed by the Party against whom the waiver is claimed.  No waiver of any breach shall be deemed to be a waiver of any other subsequent breach.

(d)            Modification.  No modification, variation, or amendment of this Agreement shall be effective unless it is in writing and signed by all Parties to this Agreement.

(e)            Force Majeure.  If a Party is prevented from completing any obligation under this Agreement, other than an obligation that may be satisfied by the payment of money, by a Force Majeure (the “Affected Obligation”), the Affected Obligation shall be suspended and that Party shall not be deemed in default or liable for damages or other remedies as a result thereof for so long as that Party is prevented from complying with the Affected Obligation by the Force Majeure; provided, that that Party shall promptly notify the other Party in writing of the existence of any event of Force Majeure, and shall exercise diligence and reasonable efforts to remove or overcome the cause of such inability to undertake the Affected Obligation, and shall recommence performance thereof as soon as reasonably possible.  The affected Party shall thereafter have an additional period of time equal to the duration of the Force Majeure to complete the Affected Obligation.

(f)            Entire Agreement.  This Agreement sets forth the entire agreement of the Parties with respect to the transactions contemplated herein and supersedes any other agreement, representation, warranty, or undertaking, written or oral.

(g)            Memorandum.  A memorandum of this Agreement in the form attached as Exhibit C shall be recorded in the records of the Fairbanks Recording District, State of Alaska promptly after execution of this Agreement.  This Agreement shall not be recorded.

(h)            Further Assurances.  Each of the Parties agrees that it shall take from time to time such actions and execute such additional instruments as may be reasonably necessary or convenient to implement and carry out the intent and purpose of this Agreement.

(i)            Attorneys’ Fees.  In any litigation between the Parties to this Agreement, or persons claiming under them resulting from, arising out of, or in connection with this Agreement, or the construction or enforcement thereof, the substantially prevailing Party or Parties shall be entitled to recover from the defaulting Party or Parties, all reasonable costs, expenses, attorneys' fees, expert fees, and other costs of suit incurred by it in connection with such litigation, including such costs, expenses and fees incurred prior to the commencement of the litigation, in connection with any appeals, and collecting any final judgment entered therein.  If a Party or Parties substantially prevails on some aspects of such action, but not on others, the court may apportion any award of costs and attorneys' fees in such manner as it deems equitable.

(j)            Construction.  The section and paragraph headings contained in this Agreement are for convenience only and shall not be used in the construction of this Agreement.  The invalidity of any provision of this Agreement shall not affect the enforceability of any other provision of this Agreement.  The Parties have been represented by legal counsel in negotiating preparing this Agreement and any rules of construction for or against the dafter of an agreement shall not be applicable.

(k)            Currency.  All references to dollars herein shall mean United States dollars.

(l)            Rule Against Perpetuities.  Any option or right to acquire any property interests under this Agreement shall be exercised, it at all, within the maximum time period allowed under any applicable rule against perpetuities or any analogous statutory or common law principle.

(m)            No Third-Party Beneficiaries.  This Agreement shall be construed to benefit the Parties and their respective successors and permitted assigns only and shall not be construed to create third party beneficiary rights in any other party, governmental agency or organization, except as provided in Section 10.

(n)            Governing Law.  This Agreement shall be governed by, interpreted and enforced in accordance with the laws of the State of Alaska, without regard to that State’s conflicts of laws provisions.

(o)            Venue.  Any disputes arising under or related to this Agreement shall be resolved by a federal or state court in the State of Alaska having jurisdiction over the matter.

(p)            Fees and Commissions.  Except as set forth in Section 3, each Party shall be solely responsible for any fees or commissions associated with any attorneys, accountants, financial advisors, real estate brokers or agents that it utilizes in connection with the preparation of this Agreement.

(q)            Counterparts.  This Agreement may be executed in counterparts, each of which shall be deemed to be an original, and all such counterparts together shall constitute one and the same agreement.

[SIGNATURES FOLLOW ON NEXT PAGE]

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.

Contango Minerals Alaska, LLC By: /s/ Rick Van Nieuwenhuyse Name: Rick Van Nieuwenhuyse Title: President and Chief Executive Officer	Peak Gold, LLC By: Royal Alaska, LLC, its manager By: /s/ William Heissenbuttel Name: William Heissenbuttel Title: President

EXHIBIT A

TO

OPTION TO PURCHASE STATE MINING CLAIMS

THE STATE CLAIMS

A-1

Exhibit A to Option to Purchase State Mining Claims

Copper River Meridian, Fairbanks Recording District, AK

ADL Number	Claim Name	Location Date	MCL, LL, or SS MCL	MRTSC or Traditiona l	1/4 or 1/4-1/4	T	R	S	Q	Q-Q	Date Recorded	Document Number	Amendment Recorded	Amendment Document Number
614253	TOK 1	2/17/2010	MCL	Trad		16N	13E	9	NW	NW	3/1/2010	2010-002885	3/31/2010	2010-005089
614254	TOK 2	2/17/2010	MCL	MTRSC	1/4-1/4	16N	13E	9	NW	SW	3/1/2010	2010-002886
614255	TOK 3	2/17/2010	MCL	Trad		16N	13E	9	NW	SE	3/1/2010	2010-002887	3/31/2010	2010-005090
614256	TOK 4	2/17/2010	MCL	Trad		16N	13E	9	NE	SW	3/1/2010	2010-002888	3/31/2010	2010-005091
614257	TOK 5	2/17/2010	MCL	MTRSC	1/4	16N	13E	8	SE		3/1/2010	2010-002889
614258	TOK 6	2/17/2010	MCL	MTRSC	1/4	16N	13E	9	SW		3/1/2010	2010-002890
614259	TOK 7	2/17/2010	MCL	MTRSC	1/4-1/4	16N	13E	9	SE	NW	3/1/2010	2010-002891
614260	TOK 8	2/17/2010	MCL	Trad		16N	13E	9	SE	NE	3/1/2010	2010-002892	3/31/2010	2010-005092
614261	TOK 9	2/17/2010	MCL	MTRSC	1/4-1/4	16N	13E	9	SE	SW	3/1/2010	2010-002893
614262	TOK 10	2/17/2010	MCL	MTRSC	1/4-1/4	16N	13E	9	SE	SE	3/1/2010	2010-002894
614263	TOK 11	2/17/2010	MCL	Trad		16N	13E	10	SW	SW	3/1/2010	2010-002895	3/31/2010	2010-005093
614264	TOK 12	2/17/2010	MCL	Trad		16N	13E	10	SW	SE	3/1/2010	2010-002896	3/31/2010	2010-005094
614265	TOK 13	2/17/2010	MCL	MTRSC	1/4	16N	12E	13	NE		3/1/2010	2010-002897
614266	TOK 14	2/17/2010	MCL	MTRSC	1/4	16N	13E	18	NW		3/1/2010	2010-002898
614267	TOK 15	2/17/2010	MCL	MTRSC	1/4	16N	13E	18	NE		3/1/2010	2010-002899
614268	TOK 16	2/17/2010	MCL	MTRSC	1/4	16N	13E	17	NW		3/1/2010	2010-002900
614269	TOK 17	2/17/2010	MCL	MTRSC	1/4	16N	13E	17	NE		3/1/2010	2010-002901
614270	TOK 18	2/17/2010	MCL	MTRSC	1/4	16N	13E	16	NW		3/1/2010	2010-002902
614271	TOK 19	2/17/2010	MCL	MTRSC	1/4-1/4	16N	13E	16	NE	NW	3/1/2010	2010-002903
614272	TOK 20	2/17/2010	MCL	MTRSC	1/4-1/4	16N	13E	16	NE	NE	3/1/2010	2010-002904
614273	TOK 21	2/17/2010	MCL	Trad		16N	13E	15	NW	NW	3/1/2010	2010-002905	3/31/2010	2010-005095
614274	TOK 22	2/17/2010	MCL	Trad		16N	13E	16	NE	SW	3/1/2010	2010-002906	3/31/2010	2010-005096
614275	TOK 23	2/17/2010	MCL	Trad		16N	13E	16	NE	SE	3/1/2010	2010-002907	3/31/2010	2010-005097
614276	TOK 24	2/17/2010	MCL	Trad		16N	13E	15	NW	SW	3/1/2010	2010-002908	3/31/2010	2010-005098
614277	TOK 25	2/17/2010	MCL	MTRSC	1/4	16N	12E	14	SE		3/1/2010	2010-002909
614278	TOK 26	2/17/2010	MCL	MTRSC	1/4	16N	12E	13	SW		3/1/2010	2010-002910
614279	TOK 27	2/17/2010	MCL	MTRSC	1/4	16N	12E	13	SE		3/1/2010	2010-002911
614280	TOK 28	2/17/2010	MCL	MTRSC	1/4	16N	13E	18	SW		3/1/2010	2010-002912
614281	TOK 29	2/17/2010	MCL	MTRSC	1/4	16N	13E	18	SE		3/1/2010	2010-002913
614282	TOK 30	2/17/2010	MCL	MTRSC	1/4	16N	13E	17	SW		3/1/2010	2010-002914
614283	TOK 31	2/17/2010	MCL	MTRSC	1/4	16N	13E	17	SE		3/1/2010	2010-002915
614284	TOK 32	2/17/2010	MCL	MTRSC	1/4	16N	13E	16	SW		3/1/2010	2010-002916
614285	TOK 33	2/17/2010	MCL	Trad		16N	13E	16	SE	NW	3/1/2010	2010-002917	3/31/2010	2010-005099
614286	TOK 34	2/17/2010	MCL	Trad		16N	13E	16	SE	SW	3/1/2010	2010-002918	3/31/2010	2010-005100
614287	TOK 35	2/17/2010	MCL	MTRSC	1/4	16N	12E	23	NW		3/1/2010	2010-002919

ADL Number	Claim Name	Location Date	MCL, LL, or SS MCL	MTRSC or Traditiona l	1/4 or 1/4-1/4	T	R	S	Q	Q-Q	Date Recorded	Document Number	Amendment Recorded	Amendment Document Number
614288	TOK 36	2/17/2010	MCL	MTRSC	1/4	16N	12E	23	NE		3/1/2010	2010-002920
614289	TOK 37	2/17/2010	MCL	MTRSC	1/4	16N	12E	24	NW		3/1/2010	2010-002921
614290	TOK 38	2/17/2010	MCL	MTRSC	1/4	16N	12E	24	NE		3/1/2010	2010-002922
614291	TOK 39	2/17/2010	MCL	MTRSC	1/4	16N	13E	19	NW		3/1/2010	2010-002923
614292	TOK 40	2/17/2010	MCL	MTRSC	1/4	16N	13E	19	NE		3/1/2010	2010-002924
614293	TOK 41	2/17/2010	MCL	MTRSC	1/4	16N	13E	20	NW		3/1/2010	2010-002925
614294	TOK 42	2/17/2010	MCL	MTRSC	1/4	16N	13E	20	NE		3/1/2010	2010-002926
614295	TOK 43	2/17/2010	MCL	MTRSC	1/4-1/4	16N	13E	21	NW	NW	3/1/2010	2010-002927
614296	TOK 44	2/17/2010	MCL	Trad		16N	13E	21	NW	NE	3/1/2010	2010-002928	3/31/2010	2010-005101
614297	TOK 45	2/17/2010	MCL	MTRSC	1/4-1/4	16N	13E	21	NW	SW	3/1/2010	2010-002929
614298	TOK 46	2/17/2010	MCL	Trad		16N	13E	21	NW	SE	3/1/2010	2010-002930	3/31/2010	2010-005102
614299	TOK 47	2/17/2010	MCL	MTRSC	1/4	16N	12E	22	SE		3/1/2010	2010-002931
614300	TOK 48	2/17/2010	MCL	MTRSC	1/4	16N	12E	23	SW		3/1/2010	2010-002932
614301	TOK 49	2/17/2010	MCL	MTRSC	1/4	16N	12E	23	SE		3/1/2010	2010-002933
614302	TOK 50	2/17/2010	MCL	MTRSC	1/4	16N	12E	24	SW		3/1/2010	2010-002934
614303	TOK 51	2/17/2010	MCL	MTRSC	1/4	16N	12E	24	SE		3/1/2010	2010-002935
614304	TOK 52	2/17/2010	MCL	MTRSC	1/4	16N	13E	19	SW		3/1/2010	2010-002936
614305	TOK 53	2/17/2010	MCL	MTRSC	1/4	16N	13E	19	SE		3/1/2010	2010-002937
614306	TOK 54	2/17/2010	MCL	MTRSC	1/4	16N	13E	20	SW		3/1/2010	2010-002938
614307	TOK 55	2/17/2010	MCL	MTRSC	1/4	16N	13E	20	SE		3/1/2010	2010-002939
614308	TOK 56	2/17/2010	MCL	MTRSC	1/4-1/4	16N	13E	21	SW	NW	3/1/2010	2010-002940
614309	TOK 57	2/17/2010	MCL	Trad		16N	13E	21	SW	NE	3/1/2010	2010-002941	3/31/2010	2010-005103
614310	TOK 58	2/17/2010	MCL	MTRSC	1/4-1/4	16N	13E	21	SW	SW	3/1/2010	2010-002942
614311	TOK 59	2/17/2010	MCL	Trad		16N	13E	21	SW	SE	3/1/2010	2010-002943	3/31/2010	2010-005104
614312	TOK 60	2/17/2010	MCL	Trad		16N	13E	21	SE	SW	3/1/2010	2010-002944	3/31/2010	2010-005105
614313	TOK 61	2/17/2010	MCL	MTRSC	1/4	16N	12E	27	NW		3/1/2010	2010-002945
614314	TOK 62	2/17/2010	MCL	MTRSC	1/4	16N	12E	27	NE		3/1/2010	2010-002946
614315	TOK 63	2/17/2010	MCL	MTRSC	1/4	16N	12E	26	NW		3/1/2010	2010-002947
614316	TOK 64	2/17/2010	MCL	MTRSC	1/4	16N	12E	26	NE		3/1/2010	2010-002948
614317	TOK 65	2/17/2010	MCL	MTRSC	1/4	16N	12E	25	NW		3/1/2010	2010-002949
614318	TOK 66	2/17/2010	MCL	MTRSC	1/4-1/4	16N	12E	25	NE	NW	3/1/2010	2010-002950
614319	TOK 67	2/17/2010	MCL	MTRSC	1/4-1/4	16N	12E	25	NE	NE	3/1/2010	2010-002951
614320	TOK 68	2/17/2010	MCL	MTRSC	1/4-1/4	16N	12E	25	NE	SW	3/1/2010	2010-002952
614321	TOK 69	2/17/2010	MCL	Trad		16N	12E	25	NE	SE	3/1/2010	2010-002953	3/31/2010	2010-005106
614322	TOK 70	2/17/2010	MCL	MTRSC	1/4-1/4	16N	13E	30	NW	NW	3/1/2010	2010-002954
614323	TOK 71	2/17/2010	MCL	MTRSC	1/4-1/4	16N	13E	30	NW	NE	3/1/2010	2010-002955
614324	TOK 72	2/17/2010	MCL	Trad		16N	13E	30	NW	SW	3/1/2010	2010-002956	3/31/2010	2010-005107

ADL Number	Claim Name	Location Date	MCL, LL, or SS MCL	MTRSC or Traditiona l	1/4 or 1/4-1/4	T	R	S	Q	Q-Q	Date Recorded	Document Number	Amendment Recorded	Amendment Document Number
614325	TOK 73	2/17/2010	MCL	Trad		16N	13E	30	NW	SE	3/1/2010	2010-002957	3/31/2010	2010-005108
614326	TOK 74	2/17/2010	MCL	MTRSC	1/4	16N	13E	30	NE		3/1/2010	2010-002958
614327	TOK 75	2/17/2010	MCL	MTRSC	1/4	16N	13E	29	NW		3/1/2010	2010-002959
614328	TOK 76	2/17/2010	MCL	MTRSC	1/4	16N	13E	29	NE		3/1/2010	2010-002960
614329	TOK 77	2/17/2010	MCL	MTRSC	1/4-1/4	16N	13E	28	NW	NW	3/1/2010	2010-002961
614330	TOK 78	2/17/2010	MCL	MTRSC	1/4-1/4	16N	13E	28	NW	NE	3/1/2010	2010-002962
614331	TOK 79	2/17/2010	MCL	MTRSC	1/4-1/4	16N	13E	28	NW	SW	3/1/2010	2010-002963
614332	TOK 80	2/17/2010	MCL	Trad		16N	13E	28	NW	SE	3/1/2010	2010-002964	3/31/2010	2010-005109
614333	TOK 81	2/17/2010	MCL	Trad		16N	13E	28	NE	NW	3/1/2010	2010-002965	3/31/2010	2010-005110
614334	TOK 82	2/17/2010	MCL	Trad		16N	13E	28	NE	SW	3/1/2010	2010-002966	3/31/2010	2010-005111
614335	TOK 83	2/17/2010	MCL	MTRSC	1/4	16N	12E	28	SE		3/1/2010	2010-002967
614336	TOK 84	2/17/2010	MCL	MTRSC	1/4	16N	12E	27	SW		3/1/2010	2010-002968
614337	TOK 85	2/17/2010	MCL	MTRSC	1/4	16N	12E	27	SE		3/1/2010	2010-002969
614338	TOK 86	2/17/2010	MCL	MTRSC	1/4	16N	12E	26	SW		3/1/2010	2010-002970
614339	TOK 87	2/17/2010	MCL	MTRSC	1/4	16N	12E	26	SE		3/1/2010	2010-002971
614340	TOK 88	2/17/2010	MCL	MTRSC	1/4	16N	12E	25	SW		3/1/2010	2010-002972
614341	TOK 89	2/17/2010	MCL	Trad		16N	12E	25	SE	NW	3/1/2010	2010-002973	3/31/2010	2010-005112
614342	TOK 90	2/17/2010	MCL	Trad		16N	12E	25	SE	SW	3/1/2010	2010-002974	3/31/2010	2010-005113
614343	TOK 91	2/17/2010	MCL	Trad		16N	13E	29	SW	NW	3/1/2010	2010-002975	3/31/2010	2010-005114
614344	TOK 92	2/17/2010	MCL	Trad		16N	13E	29	SW	NE	3/1/2010	2010-002976	3/31/2010	2010-005115
614345	TOK 93	2/17/2010	MCL	Trad		16N	13E	29	SE	NW	3/1/2010	2010-002977	3/31/2010	2010-005116
614346	TOK 94	2/17/2010	MCL	Trad		16N	13E	29	SE	NE	3/1/2010	2010-002978	3/31/2010	2010-005117
614347	TOK 95	2/17/2010	MCL	Trad		16N	13E	28	SW	NW	3/1/2010	2010-002979	3/31/2010	2010-005118
614348	TOK 96	2/17/2010	MCL	MTRSC	1/4	16N	12E	33	NW		3/1/2010	2010-002980
614349	TOK 97	2/17/2010	MCL	MTRSC	1/4	16N	12E	33	NE		3/1/2010	2010-002981
614350	TOK 98	2/17/2010	MCL	MTRSC	1/4	16N	12E	34	NW		3/1/2010	2010-002982
614351	TOK 99	2/17/2010	MCL	MTRSC	1/4-1/4	16N	12E	34	NE	NW	3/1/2010	2010-002983
614352	TOK 100	2/17/2010	MCL	MTRSC	1/4-1/4	16N	12E	34	NE	NE	3/1/2010	2010-002984
614353	TOK 101	2/17/2010	MCL	Trad		16N	12E	34	NE	SW	3/1/2010	2010-002985	3/31/2010	2010-005119
614354	TOK 102	2/17/2010	MCL	Trad		16N	12E	34	NE	SE	3/1/2010	2010-002986	3/31/2010	2010-005120
614355	TOK 103	2/17/2010	MCL	Trad		16N	12E	35	NW	NW	3/1/2010	2010-002987	3/31/2010	2010-005121
614356	TOK 104	2/17/2010	MCL	MTRSC	1/4-1/4	16N	12E	35	NW	NE	3/1/2010	2010-002988
614357	TOK 105	2/17/2010	MCL	Trad		16N	12E	35	NW	SE	3/1/2010	2010-002989	3/31/2010	2010-005122
614358	TOK 106	2/17/2010	MCL	MTRSC	1/4-1/4	16N	12E	35	NE	NW	3/1/2010	2010-002990
614359	TOK 107	2/17/2010	MCL	MTRSC	1/4-1/4	16N	12E	35	NE	NE	3/1/2010	2010-002991
614360	TOK 108	2/17/2010	MCL	Trad		16N	12E	35	NE	SW	3/1/2010	2010-002992	3/31/2010	2010-005123
614361	TOK 109	2/17/2010	MCL	Trad		16N	12E	35	NE	SE	3/1/2010	2010-002993	3/31/2010	2010-005124

ADL Number	Claim Name	Location Date	MCL, LL, or SS MCL	MTRSC or Traditiona l	1/4 or 1/4-1/4	T	R	S	Q	Q-Q	Date Recorded	Document Number	Amendment Recorded	Amendment Document Number
614362	TOK 110	2/17/2010	MCL	MTRSC	1/4-1/4	16N	12E	36	NW	NW	3/1/2010	2010-002994
614363	TOK 111	2/17/2010	MCL	Trad		16N	12E	36	NW	NE	3/1/2010	2010-002995	3/31/2010	2010-005125
614364	TOK 112	2/17/2010	MCL	Trad		16N	12E	36	NW	SW	3/1/2010	2010-002996	3/31/2010	2010-005126
614365	TOK 113	2/17/2010	MCL	Trad		16N	12E	36	NE	NW	3/1/2010	2010-002997	3/31/2010	2010-005127
614366	TOK 114	2/17/2010	MCL	MTRSC	1/4	16N	12E	32	SW		3/1/2010	2010-002998
614367	TOK 115	2/17/2010	MCL	MTRSC	1/4	16N	12E	32	SE		3/1/2010	2010-002999
614368	TOK 116	2/17/2010	MCL	MTRSC	1/4	16N	12E	33	SW		3/1/2010	2010-003000
614369	TOK 117	2/17/2010	MCL	MTRSC	1/4	16N	12E	33	SE		3/1/2010	2010-003001
614370	TOK 118	2/17/2010	MCL	MTRSC	1/4-1/4	16N	12E	34	SW	NW	3/1/2010	2010-003002
614371	TOK 119	2/17/2010	MCL	Trad		16N	12E	34	SW	NE	3/1/2010	2010-003003	3/31/2010	2010-005128
614372	TOK 120	2/17/2010	MCL	Trad		16N	12E	34	SW	SW	3/1/2010	2010-003004	3/31/2010	2010-005129
614373	TOK 121	2/17/2010	MCL	Trad		16N	12E	34	SW	SE	3/1/2010	2010-003005	3/31/2010	2010-005130
614374	TOK 122	2/17/2010	MCL	Trad		16N	12E	34	SE	NW	3/1/2010	2010-003006	3/31/2010	2010-005131
715557	Eagle 141	8/22/2012	MCL	MTRSC	1/4	16N	12E	1	NE		9/27/2012	2012-019227	2/8/2013; 7/8/2020	2013-002169; 2020-009876-0
715567	Eagle 151	8/22/2012	MCL	MTRSC	1/4	16N	12E	1	SE		9/27/2012	2012-019237
715568	Eagle 152	8/22/2012	MCL	MTRSC	1/4	16N	13E	6	SW		9/27/2012	2012-019238
715569	Eagle 153	8/22/2012	MCL	MTRSC	1/4	16N	13E	6	SE		9/27/2012	2012-019239
715577	Eagle 161	8/22/2012	MCL	MTRSC	1/4	16N	12E	12	NE		9/27/2012	2012-019247
715578	Eagle 162	8/22/2012	MCL	MTRSC	1/4	16N	13E	7	NW		9/27/2012	2012-019248
715579	Eagle 163	8/22/2012	MCL	MTRSC	1/4	16N	13E	7	NE		9/27/2012	2012-019249
715580	Eagle 164	8/22/2012	MCL	MTRSC	1/4	16N	13E	8	NW		9/27/2012	2012-019250
715588	Eagle 172	8/22/2012	MCL	MTRSC	1/4	16N	12E	12	SE		9/27/2012	2012-019258
715589	Eagle 173	8/22/2012	MCL	MTRSC	1/4	16N	13E	7	SW		9/27/2012	2012-019259
715590	Eagle 174	8/22/2012	MCL	MTRSC	1/4	16N	13E	7	SE		9/27/2012	2012-019260
715591	Eagle 175	8/22/2012	MCL	MTRSC	1/4	16N	13E	8	SW		9/27/2012	2012-019261
715614	Eagle 198	8/22/2012	MCL	MTRSC	1/4-1/4	16N	13E	6	NW	NW	9/27/2012	2012-019284	2/8/2013; 7/8/2020	2013-002182; 2020-009877-0
715615	Eagle 199	8/22/2012	MCL	Trad		16N	13E	6	NW	NE	9/27/2012	2012-019285
715616	Eagle 200	8/22/2012	MCL	Trad		16N	13E	6	NE	NW	9/27/2012	2012-019286
715618	Eagle 202	8/22/2012	MCL	MTRSC	1/4-1/4	16N	13E	6	NW	SW	9/27/2012	2012-019288
715619	Eagle 203	8/22/2012	MCL	MTRSC	1/4-1/4	16N	13E	6	NW	SE	9/27/2012	2012-019289
715620	Eagle 204	8/22/2012	MCL	MTRSC	1/4-1/4	16N	13E	6	NE	SW	9/27/2012	2012-019290
715621	Eagle 205	8/22/2012	MCL	Trad		16N	13E	6	NE	SE	9/27/2012	2012-019291
715622	Eagle 206	8/22/2012	MCL	Trad		16N	13E	5	NW	SW	9/27/2012	2012-019292
715623	Eagle 207	8/22/2012	MCL	Trad		16N	13E	5	SW	NW	9/27/2012	2012-019293
715624	Eagle 208	8/22/2012	MCL	Trad		16N	13E	5	SW	NE	9/27/2012	2012-019294
715626	Eagle 210	8/22/2012	MCL	MTRSC	1/4-1/4	16N	13E	5	SW	SW	9/27/2012	2012-019296
715627	Eagle 211	8/22/2012	MCL	MTRSC	1/4-1/4	16N	13E	5	SW	SE	9/27/2012	2012-019297

ADL Number	Claim Name	Location Date	MCL, LL, or SS MCL	MTRSC or Traditiona l	1/4 or 1/4-1/4	T	R	S	Q	Q-Q	Date Recorded	Document Number	Amendment Recorded	Amendment Document Number
715628	Eagle 212	8/22/2012	MCL	Trad		16N	13E	5	SE	SW	9/27/2012	2012-019298
715629	Eagle 213	8/22/2012	MCL	Trad		16N	13E	5	SE	SE	9/27/2012	2012-019299
715630	Eagle 214	8/22/2012	MCL	MTRSC	1/4-1/4	16N	13E	8	NE	NW	9/27/2012	2012-019300
715631	Eagle 215	8/22/2012	MCL	MTRSC	1/4-1/4	16N	13E	8	NE	NE	9/27/2012	2012-019301
715632	Eagle 216	8/22/2012	MCL	MTRSC	1/4-1/4	16N	13E	8	NE	SW	9/27/2012	2012-019302
715633	Eagle 217	8/22/2012	MCL	MTRSC	1/4-1/4	16N	13E	8	NE	SE	9/27/2012	2012-019303
715636	TOK 125	8/28/2012	MCL	Trad		16N	13E	21	NE	NW &	9/27/2012	2012-019306
715637	TOK 126	8/28/2012	MCL	Trad		16N	13E	28	SW	NE	9/27/2012	2012-019307
715638	TOK 127	8/28/2012	MCL	Trad		16N	13E	30	SE	NE	9/27/2012	2012-019308
715639	TOK 128	8/28/2012	MCL	Trad		16N	13E	30	SE	NW	9/27/2012	2012-019309
715640	TOK 129	8/28/2012	MCL	Trad		16N	13E	30	SW	NE	9/27/2012	2012-019310
715641	TOK 130	8/28/2012	MCL	Trad		16N	12E	25	SE	NE	9/27/2012	2012-019311
715642	TOK 131	8/28/2012	MCL	Trad		16N	12E	36	NW	SE	9/27/2012	2012-019312

EXHIBIT B
TO
OPTION TO PURCHASE STATE MINING CLAIMS

FORM MINING DEED

RECORD THIS INSTRUMENT IN THE FAIRBANKS RECORDING DISTRICT

INDEX THIS INSTRUMENT AS FOLLOWS:

Grantor:	Contango Minerals Alaska, LLC
Grantee:	Peak Gold, LLC
Lands:	See Exhibit 1 attached hereto

AFTER RECORDING, RETURN
THIS INSTRUMENT TO:	Peak Gold, LLC c/o Kinross Gold U.S.A., Inc.
Attention: Land Department
5075 S. Syracuse St., Suite 800
Denver, CO 80237

******************************************************************************

MINING QUITCLAIM DEED

THIS MINING QUITCLAIM DEED (this “Deed”) is made effective the __ day of ______, 202_, between CONTANGO MINERALS ALASKA, LLC, an Alaska limited liability company (“Grantor”), the address of which is ______________________________________________ and Peak Gold, LLC, a Delaware limited liability company (“Grantee”), the address of which is ________________________________.

WITNESSETH

THAT GRANTOR, for and in consideration of Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, does hereby convey and quitclaim unto Grantee, and its successors and assigns, all of Grantor’s right, title and interest (if any) in and to those certain State Mining Claims located in the Fairbanks Recording District described in the attached Exhibit 1 and Grantor’s right, title and interest (if any) in and to all and singular the tenements, hereditaments, appurtenances, fixtures, buildings and other improvements thereon or thereunto belonging to or in anywise appertaining, the reversion and reversions, remainder and remainders, rents, issues, and profits thereof and including all of the lodes, ledges, veins and mineral-bearing rock, both known and unknown, lying within the boundaries of such mining claims, and all dips, spurs and angles, and all the ores, mineral bearing-quartz, rock and earth or other mineral deposits therein or thereon, together with all after acquired title of the Grantor therein (collectively, the “Property”).

To have and hold, all and singular, the above-mentioned and described Property unto Grantee, and its successors and assigns, forever.

This Deed incorporates by reference the representations and warranties, and associated limitations and disclaimers, made in that certain Option to Purchase State Mining Claims (the “Agreement”) dated __________, 2020, by and between Grantor and Grantee, with respect to the Property.

This Deed shall extend to and be binding upon and every benefit hereof shall inure to the parties hereto, their respective successors and assigns.  This Deed is intended to and does convey and quitclaim any after acquired title or interest in and to the Property that Grantor may hereafter acquire.

This Deed, being further documentation of the transactions contemplated by the Agreement, is subject in all respects to the terms and conditions of the Agreement.  In the event of a conflict between any provision of this Deed and any provision of the Agreement, the provisions of the Agreement shall control.

IN WITNESS WHEREOF, the Grantor has hereunder set their hand.

CONTANGO MINERALS ALASKA, LLC
__________________________________ Name:_____________________________ Title: _____________________________ Date: ____________________________

STATE OF _____________
ss.
COUNTY OF ___________

The foregoing instrument was acknowledged before me this ____ day of __________, 202_, by (name) ____________________________, as (title) ______________________ of CONTANGO MINERALS ALASKA, LLC, an Alaska limited liability company, on behalf of said ________________________.

Notary name:
Notary Public in and for the State of:
My appointment expires:__________

EXHIBIT 1
TO
MINING QUITCLAIM DEED

Mining Claims

Copper River Meridian, Fairbanks Recording District, ALL

[Insert List of Claims that Optionee Elects to Acquire]

EXHIBIT C
TO
OPTION TO PURCHASE STATE MINING CLAIMS

MEMORANDUM OF AGREEMENT

RECORD THIS INSTRUMENT IN THE FAIRBANKS RECORDING DISTRICT

INDEX THIS INSTRUMENT AS FOLLOWS:

Grantor:	Contango Minerals Alaska, LLC
Grantee:	Peak Gold, LLC
Lands:	See Exhibit 1 attached hereto

AFTER RECORDING, RETURN
THIS INSTRUMENT TO:	Peak Gold, LLC c/o Kinross Gold U.S.A., Inc. Attention: Land Department 5075 S. Syracuse St., Suite 800 Denver, CO 80237

******************************************************************************

MEMORANDUM OF OPTION AGREEMENT

This MEMORANDUM OF OPTION AGREEMENT (this “Memorandum Agreement”), is entered into as of __________, 2020 (“Effective Date”), by and between Contango Minerals Alaska, LLC, an Alaska limited liability company (“Contango”), the address of which is _________________________________, and Peak Gold, LLC, a Delaware limited liability company (“Peak Gold”), the address of which is ________________________________________.

WITNESSETH:

WHEREAS, Contango and Peak Gold have entered into that certain Option to Purchase State Mining Claims (the “Agreement”) of even date herewith with respect to the properties described in Exhibit 1 to this Memorandum Agreement (the “Property”); and

WHEREAS, the parties are executing this Memorandum Agreement to impart constructive notice of the Agreement and the grants made by and pursuant thereto,

NOW, THEREFORE, in consideration of the parties’ execution of the Agreement and other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the parties hereby state as follows:

1.            Incorporation of Agreement; Definitions.

This Memorandum Agreement is made and entered into by the parties pursuant to and in accordance with the Agreement. The provisions of the Agreement are hereby incorporated into this Memorandum Agreement and made a part hereof to the same extent as if said provisions were fully set forth herein. Copies of the Agreement are in the possession of the parties at the addresses shown above. If there is any conflict between this Memorandum Agreement and the Agreement, the Agreement shall govern.

For purposes of this Memorandum Agreement, capitalized terms used herein but not otherwise defined herein mean the same herein as in the Agreement.

2.            Grant of Option.

Pursuant to the Agreement, Contango has granted to Peak Gold the option to acquire the Property and any amended or relocated claims or other interests that Contango acquires within the boundaries of the Property pursuant to the terms and conditions of the Agreement (“Option”).

3.            Term.

The term of the Option shall commence on the date that is six months after the Effective Date and shall continue for the period of one (1) year (the “Option Period”), unless the Agreement is sooner terminated pursuant to the terms of the Agreement. Upon expiration of the Option Period, the Agreement and this Memorandum Agreement shall automatically terminate with no further action on the part of any person, and be of no further force and effect, unless Peak Gold has delivered an Option Notice in accordance with the provisions of the Agreement during the Option Period, and the associated Closing has not occurred prior to the expiration of the Option Period, in which case the Agreement and this Memorandum Agreement  shall remain in full force and effect until the completion of the associated Closing, provided that this Memorandum Agreement shall in any event automatically terminate on the date that is thirty-six months after the Effective Date.

Executed by Contango and Peak Gold, to be effective as of the Effective Date.

CONTANGO MINERALS ALASKA, LLC

By: _______________________________
Name:   ____________________________
Title:        ____________________________

STATE OF	)
) ss.
COUNTY OF	)

The foregoing instrument was acknowledged before me this ____ day of __________, 2020, by (name) ____________________________, as (title) ______________________ of CONTANGO MINERALS ALASKA, LLC, an Alaska limited liability company on behalf of said ________________________.

Notary Public in and for Alaska
Residing at
My Commission expires

PEAK GOLD, LLC

By: _______________________________
Name:  ____________________________
Title:     ____________________________

STATE OF	)
) ss.
COUNTY OF	)

The foregoing instrument was acknowledged before me this ____ day of __________, 2020, by (name)___________________________________, (title)_______________________ of PEAK GOLD, LLC, a Delaware limited liability company, on behalf of said limited liability company.

Notary Public in and for
Residing at
My Commission expires

EXHIBIT 1
TO
MEMORANDUM OF OPTION TO PURCHASE STATE MINING CLAIMS

The Property

Copper River Meridian, Fairbanks Recording District

ADL Number	Claim Name	Location Date	MTRSC or Traditional	1/4 or 1/4-1/4	T	R	S	Q	Q-Q
614253	TOK 1	2/17/2010	Trad		16N	13E	9	NW	NW
614254	TOK 2	2/17/2010	MTRSC	1/4-1/4	16N	13E	9	NW	SW
614255	TOK 3	2/17/2010	Trad		16N	13E	9	NW	SE
614256	TOK 4	2/17/2010	Trad		16N	13E	9	NE	SW
614257	TOK 5	2/17/2010	MTRSC	1/4	16N	13E	8	SE
614258	TOK 6	2/17/2010	MTRSC	1/4	16N	13E	9	SW
614259	TOK 7	2/17/2010	MTRSC	1/4-1/4	16N	13E	9	SE	NW
614260	TOK 8	2/17/2010	Trad		16N	13E	9	SE	NE
614261	TOK 9	2/17/2010	MTRSC	1/4-1/4	16N	13E	9	SE	SW
614262	TOK 10	2/17/2010	MTRSC	1/4-1/4	16N	13E	9	SE	SE
614263	TOK 11	2/17/2010	Trad		16N	13E	10	SW	SW
614264	TOK 12	2/17/2010	Trad		16N	13E	10	SW	SE
614265	TOK 13	2/17/2010	MTRSC	1/4	16N	12E	13	NE
614266	TOK 14	2/17/2010	MTRSC	1/4	16N	13E	18	NW
614267	TOK 15	2/17/2010	MTRSC	1/4	16N	13E	18	NE
614268	TOK 16	2/17/2010	MTRSC	1/4	16N	13E	17	NW
614269	TOK 17	2/17/2010	MTRSC	1/4	16N	13E	17	NE
614270	TOK 18	2/17/2010	MTRSC	1/4	16N	13E	16	NW
614271	TOK 19	2/17/2010	MTRSC	1/4-1/4	16N	13E	16	NE	NW
614272	TOK 20	2/17/2010	MTRSC	1/4-1/4	16N	13E	16	NE	NE
614273	TOK 21	2/17/2010	Trad		16N	13E	15	NW	NW
614274	TOK 22	2/17/2010	Trad		16N	13E	16	NE	SW
614275	TOK 23	2/17/2010	Trad		16N	13E	16	NE	SE
614276	TOK 24	2/17/2010	Trad		16N	13E	15	NW	SW
614277	TOK 25	2/17/2010	MTRSC	1/4	16N	12E	14	SE
614278	TOK 26	2/17/2010	MTRSC	1/4	16N	12E	13	SW
614279	TOK 27	2/17/2010	MTRSC	1/4	16N	12E	13	SE
614280	TOK 28	2/17/2010	MTRSC	1/4	16N	13E	18	SW
614281	TOK 29	2/17/2010	MTRSC	1/4	16N	13E	18	SE

ADL Number	Claim Name	Location Date	MTRSC or Traditional	1/4 or 1/4-1/4	T	R	S	Q	Q-Q
614282	TOK 30	2/17/2010	MTRSC	1/4	16N	13E	17	SW
614283	TOK 31	2/17/2010	MTRSC	1/4	16N	13E	17	SE
614284	TOK 32	2/17/2010	MTRSC	1/4	16N	13E	16	SW
614285	TOK 33	2/17/2010	Trad		16N	13E	16	SE	NW
614286	TOK 34	2/17/2010	Trad		16N	13E	16	SE	SW
614287	TOK 35	2/17/2010	MTRSC	1/4	16N	12E	23	NW
614288	TOK 36	2/17/2010	MTRSC	1/4	16N	12E	23	NE
614289	TOK 37	2/17/2010	MTRSC	1/4	16N	12E	24	NW
614290	TOK 38	2/17/2010	MTRSC	1/4	16N	12E	24	NE
614291	TOK 39	2/17/2010	MTRSC	1/4	16N	13E	19	NW
614292	TOK 40	2/17/2010	MTRSC	1/4	16N	13E	19	NE
614293	TOK 41	2/17/2010	MTRSC	1/4	16N	13E	20	NW
614294	TOK 42	2/17/2010	MTRSC	1/4	16N	13E	20	NE
614295	TOK 43	2/17/2010	MTRSC	1/4-1/4	16N	13E	21	NW	NW
614296	TOK 44	2/17/2010	Trad		16N	13E	21	NW	NE
614297	TOK 45	2/17/2010	MTRSC	1/4-1/4	16N	13E	21	NW	SW
614298	TOK 46	2/17/2010	Trad		16N	13E	21	NW	SE
614299	TOK 47	2/17/2010	MTRSC	1/4	16N	12E	22	SE
614300	TOK 48	2/17/2010	MTRSC	1/4	16N	12E	23	SW
614301	TOK 49	2/17/2010	MTRSC	1/4	16N	12E	23	SE
614302	TOK 50	2/17/2010	MTRSC	1/4	16N	12E	24	SW
614303	TOK 51	2/17/2010	MTRSC	1/4	16N	12E	24	SE
614304	TOK 52	2/17/2010	MTRSC	1/4	16N	13E	19	SW
614305	TOK 53	2/17/2010	MTRSC	1/4	16N	13E	19	SE
614306	TOK 54	2/17/2010	MTRSC	1/4	16N	13E	20	SW
614307	TOK 55	2/17/2010	MTRSC	1/4	16N	13E	20	SE
614308	TOK 56	2/17/2010	MTRSC	1/4-1/4	16N	13E	21	SW	NW
614309	TOK 57	2/17/2010	Trad		16N	13E	21	SW	NE
614310	TOK 58	2/17/2010	MTRSC	1/4-1/4	16N	13E	21	SW	SW
614311	TOK 59	2/17/2010	Trad		16N	13E	21	SW	SE
614312	TOK 60	2/17/2010	Trad		16N	13E	21	SE	SW
614313	TOK 61	2/17/2010	MTRSC	1/4	16N	12E	27	NW
614314	TOK 62	2/17/2010	MTRSC	1/4	16N	12E	27	NE
614315	TOK 63	2/17/2010	MTRSC	1/4	16N	12E	26	NW
614316	TOK 64	2/17/2010	MTRSC	1/4	16N	12E	26	NE

ADL Number	Claim Name	Location Date	MTRSC or Traditional	1/4 or 1/4-1/4	T	R	S	Q	Q-Q
614317	TOK 65	2/17/2010	MTRSC	1/4	16N	12E	25	NW
614318	TOK 66	2/17/2010	MTRSC	1/4-1/4	16N	12E	25	NE	NW
614319	TOK 67	2/17/2010	MTRSC	1/4-1/4	16N	12E	25	NE	NE
614320	TOK 68	2/17/2010	MTRSC	1/4-1/4	16N	12E	25	NE	SW
614321	TOK 69	2/17/2010	Trad		16N	12E	25	NE	SE
614322	TOK 70	2/17/2010	MTRSC	1/4-1/4	16N	13E	30	NW	NW
614323	TOK 71	2/17/2010	MTRSC	1/4-1/4	16N	13E	30	NW	NE
614324	TOK 72	2/17/2010	Trad		16N	13E	30	NW	SW
614325	TOK 73	2/17/2010	Trad		16N	13E	30	NW	SE
614326	TOK 74	2/17/2010	MTRSC	1/4	16N	13E	30	NE
614327	TOK 75	2/17/2010	MTRSC	1/4	16N	13E	29	NW
614328	TOK 76	2/17/2010	MTRSC	1/4	16N	13E	29	NE
614329	TOK 77	2/17/2010	MTRSC	1/4-1/4	16N	13E	28	NW	NW
614330	TOK 78	2/17/2010	MTRSC	1/4-1/4	16N	13E	28	NW	NE
614331	TOK 79	2/17/2010	MTRSC	1/4-1/4	16N	13E	28	NW	SW
614332	TOK 80	2/17/2010	Trad		16N	13E	28	NW	SE
614333	TOK 81	2/17/2010	Trad		16N	13E	28	NE	NW
614334	TOK 82	2/17/2010	Trad		16N	13E	28	NE	SW
614335	TOK 83	2/17/2010	MTRSC	1/4	16N	12E	28	SE
614336	TOK 84	2/17/2010	MTRSC	1/4	16N	12E	27	SW
614337	TOK 85	2/17/2010	MTRSC	1/4	16N	12E	27	SE
614338	TOK 86	2/17/2010	MTRSC	1/4	16N	12E	26	SW
614339	TOK 87	2/17/2010	MTRSC	1/4	16N	12E	26	SE
614340	TOK 88	2/17/2010	MTRSC	1/4	16N	12E	25	SW
614341	TOK 89	2/17/2010	Trad		16N	12E	25	SE	NW
614342	TOK 90	2/17/2010	Trad		16N	12E	25	SE	SW
614343	TOK 91	2/17/2010	Trad		16N	13E	29	SW	NW
614344	TOK 92	2/17/2010	Trad		16N	13E	29	SW	NE
614345	TOK 93	2/17/2010	Trad		16N	13E	29	SE	NW
614346	TOK 94	2/17/2010	Trad		16N	13E	29	SE	NE
614347	TOK 95	2/17/2010	Trad		16N	13E	28	SW	NW
614348	TOK 96	2/17/2010	MTRSC	1/4	16N	12E	33	NW
614349	TOK 97	2/17/2010	MTRSC	1/4	16N	12E	33	NE
614350	TOK 98	2/17/2010	MTRSC	1/4	16N	12E	34	NW
614351	TOK 99	2/17/2010	MTRSC	1/4-1/4	16N	12E	34	NE	NW

ADL Number	Claim Name	Location Date	MTRSC or Traditional	1/4 or 1/4-1/4	T	R	S	Q	Q-Q
614352	TOK 100	2/17/2010	MTRSC	1/4-1/4	16N	12E	34	NE	NE
614353	TOK 101	2/17/2010	Trad		16N	12E	34	NE	SW
614354	TOK 102	2/17/2010	Trad		16N	12E	34	NE	SE
614355	TOK 103	2/17/2010	Trad		16N	12E	35	NW	NW
614356	TOK 104	2/17/2010	MTRSC	1/4-1/4	16N	12E	35	NW	NE
614357	TOK 105	2/17/2010	Trad		16N	12E	35	NW	SE
614358	TOK 106	2/17/2010	MTRSC	1/4-1/4	16N	12E	35	NE	NW
614359	TOK 107	2/17/2010	MTRSC	1/4-1/4	16N	12E	35	NE	NE
614360	TOK 108	2/17/2010	Trad		16N	12E	35	NE	SW
614361	TOK 109	2/17/2010	Trad		16N	12E	35	NE	SE
614362	TOK 110	2/17/2010	MTRSC	1/4-1/4	16N	12E	36	NW	NW
614363	TOK 111	2/17/2010	Trad		16N	12E	36	NW	NE
614364	TOK 112	2/17/2010	Trad		16N	12E	36	NW	SW
614365	TOK 113	2/17/2010	Trad		16N	12E	36	NE	NW
614366	TOK 114	2/17/2010	MTRSC	1/4	16N	12E	32	SW
614367	TOK 115	2/17/2010	MTRSC	1/4	16N	12E	32	SE
614368	TOK 116	2/17/2010	MTRSC	1/4	16N	12E	33	SW
614369	TOK 117	2/17/2010	MTRSC	1/4	16N	12E	33	SE
614370	TOK 118	2/17/2010	MTRSC	1/4-1/4	16N	12E	34	SW	NW
614371	TOK 119	2/17/2010	Trad		16N	12E	34	SW	NE
614372	TOK 120	2/17/2010	Trad		16N	12E	34	SW	SW
614373	TOK 121	2/17/2010	Trad		16N	12E	34	SW	SE
614374	TOK 122	2/17/2010	Trad		16N	12E	34	SE	NW
715557	Eagle 141	8/22/2012	MTRSC	1/4	16N	12E	1	NE
715567	Eagle 151	8/22/2012	MTRSC	1/4	16N	12E	1	SE
715568	Eagle 152	8/22/2012	MTRSC	1/4	16N	13E	6	SW
715569	Eagle 153	8/22/2012	MTRSC	1/4	16N	13E	6	SE
715577	Eagle 161	8/22/2012	MTRSC	1/4	16N	12E	12	NE
715578	Eagle 162	8/22/2012	MTRSC	1/4	16N	13E	7	NW
715579	Eagle 163	8/22/2012	MTRSC	1/4	16N	13E	7	NE
715580	Eagle 164	8/22/2012	MTRSC	1/4	16N	13E	8	NW
715588	Eagle 172	8/22/2012	MTRSC	1/4	16N	12E	12	SE
715589	Eagle 173	8/22/2012	MTRSC	1/4	16N	13E	7	SW
715590	Eagle 174	8/22/2012	MTRSC	1/4	16N	13E	7	SE
715591	Eagle 175	8/22/2012	MTRSC	1/4	16N	13E	8	SW

ADL Number	Claim Name	Location Date	MTRSC or Traditional	1/4 or 1/4-1/4	T	R	S	Q	Q-Q
715614	Eagle 198	8/22/2012	MTRSC	1/4-1/4	16N	13E	6	NW	NW
715615	Eagle 199	8/22/2012	Trad		16N	13E	6	NW	NE
715616	Eagle 200	8/22/2012	Trad		16N	13E	6	NE	NW
715618	Eagle 202	8/22/2012	MTRSC	1/4-1/4	16N	13E	6	NW	SW
715619	Eagle 203	8/22/2012	MTRSC	1/4-1/4	16N	13E	6	NW	SE
715620	Eagle 204	8/22/2012	MTRSC	1/4-1/4	16N	13E	6	NE	SW
715621	Eagle 205	8/22/2012	Trad		16N	13E	6	NE	SE
715622	Eagle 206	8/22/2012	Trad		16N	13E	5	NW	SW
715623	Eagle 207	8/22/2012	Trad		16N	13E	5	SW	NW
715624	Eagle 208	8/22/2012	Trad		16N	13E	5	SW	NE
715626	Eagle 210	8/22/2012	MTRSC	1/4-1/4	16N	13E	5	SW	SW
715627	Eagle 211	8/22/2012	MTRSC	1/4-1/4	16N	13E	5	SW	SE
715628	Eagle 212	8/22/2012	Trad		16N	13E	5	SE	SW
715629	Eagle 213	8/22/2012	Trad		16N	13E	5	SE	SE
715630	Eagle 214	8/22/2012	MTRSC	1/4-1/4	16N	13E	8	NE	NW
715631	Eagle 215	8/22/2012	MTRSC	1/4-1/4	16N	13E	8	NE	NE
715632	Eagle 216	8/22/2012	MTRSC	1/4-1/4	16N	13E	8	NE	SW
715633	Eagle 217	8/22/2012	MTRSC	1/4-1/4	16N	13E	8	NE	SE
715636	TOK 125	8/28/2012	Trad		16N	13E	21	NE	NW & SE
715637	TOK 126	8/28/2012	Trad		16N	13E	28	SW	NE
715638	TOK 127	8/28/2012	Trad		16N	13E	30	SE	NE
715639	TOK 128	8/28/2012	Trad		16N	13E	30	SE	NW
715640	TOK 129	8/28/2012	Trad		16N	13E	30	SW	NE
715641	TOK 130	8/28/2012	Trad		16N	12E	25	SE	NE
715642	TOK 131	8/28/2012	Trad		16N	12E	36	NW	SE